EXHIBIT 24.1

POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN M. HAYES, and ROBIN J. REILLY, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as a Director of the Corporation:

(A)	a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission relating to the offer and sale of 40 million shares of common stock of the Corporation under the PG&E Corporation Retirement Savings Plans and participant interests under the Plans, and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 5th day of May, 2015.

LEWIS CHEW	RICHARD A. MESERVE
Lewis Chew	Richard A. Meserve

ANTHONY F. EARLEY, JR.	FORREST E. MILLER
Anthony F. Earley, Jr.	Forrest E. Miller

FRED J. FOWLER	ROSENDO G. PARA
Fred J. Fowler	Rosendo G. Parra

MARYELLEN C. HERRINGER	BARBARA L. RAMBO
Maryellen C. Herringer	Barbara L. Rambo

RICHARD C. KELLY	ANNE SHEN SMITH
Richard C. Kelly	Anne Shen Smith

ROGER H. KIMMEL	BARRY LAWSON WILLIAMS
Roger H. Kimmel	Barry Lawson Williams

POWER OF ATTORNEY

ANTHONY F. EARLEY, JR., the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN M. HAYES, and ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Interim Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of the Corporation:

(A)	a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission relating to the offer and sale of 40 million shares of common stock of the Corporation under the PG&E Corporation Retirement Savings Plans and participant interests under the Plans, and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 5th day of May, 2015.

ANTHONY F. EARLEY, JR.
Anthony F. Earley, Jr.

POWER OF ATTORNEY

KENT M. HARVEY, the undersigned, Senior Vice President and Chief Financial Officer of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN M. HAYES, and ROBIN J. REILLY, and each of them, as his attorneys- in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial Officer (principal financial officer) of the Corporation:

(A)	a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission relating to the offer and sale of 40 million shares of common stock of the Corporation under the PG&E Corporation Retirement Savings Plans and participant interests under the Plans, and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 5th day of May, 2015.

KENT M. HARVEY
Kent M. Harvey

POWER OF ATTORNEY

DINYAR B. MISTRY, the undersigned, Vice President and Controller of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN M. HAYES, and ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of the Corporation:

(A)	a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission relating to the offer and sale of 40 million shares of common stock of the Corporation under the PG&E Corporation Retirement Savings Plans and participant interests under the Plans, and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 5th day of May, 2015.

DINYAR B. MISTRY
Dinyar B. Mistry